                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): SEPTEMBER 13, 2001


                               CISCO SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)




         CALIFORNIA                             0-18225                       77-0059951
  (State or Other Jurisdiction                (Commission                   (IRS Employer
        of Incorporation)                    File Number)                 Identification No.)


170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                                  95134-1706
 (Address of Principal Executive Offices)                                     (Zip Code)



Registrant's telephone number, including area code: (408) 526-4000

ITEM 5. OTHER EVENTS.

     On September 13, 2001, Cisco Systems, Inc. (the "Registrant") issued a press release announcing a stock repurchase program. A copy of the press release issued by the Registrant on September 13, 2001 concerning the program is filed herewith as Exhibit 20.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          20.1 Press Release of Registrant, dated September 13, 2001, announcing Registrant's stock repurchase program.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CISCO SYSTEMS, INC.

Dated:  September 13, 2001              By: /s/ Daniel Scheinman
                                        ----------------------------------------
                                        Daniel Scheinman
                                        Senior Vice President, Corporate Affairs

                                  EXHIBIT INDEX

Exhibit
Number                         Description of Document
------                         ------------------------
20.1        Press Release of Registrant, dated September 13, 2001, announcing
            Registrant's stock repurchase program.
